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                                                                    Exhibit (23)





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To AmeriGas Partners, L.P.:

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into this Partnership's previously filed S-3 Registration Statement No. 333-45902.



Arthur Andersen LLP
Philadelphia, Pennsylvania
December 22, 2000